UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2021 (July 28, 2021)

Vivos Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39796	81-3224056
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9137 S Ridgeline Boulevard, Suite 135

Highlands Ranch, Colorado 80129

(Address of principal executive offices) (Zip Code)

(866) 908-4867

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VVOS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 28, 2021, Vivos Therapeutics, Inc. (the “Company”) conducted its 2021 annual meeting of stockholders (the “Annual Meeting”). The number of shares of common stock entitled to vote at the Annual Meeting was 22,812,119 shares outstanding as of the record date (the “Voting Stock”). No other shares of the Company’s capital stock were entitled to vote at the Annual Meeting.

The number of shares of Voting Stock present or represented by valid proxy at the Annual Meeting was approximately 16,400,000 shares. At the Annual Meeting, the Company’s stockholders (i) elected each of Dr. G. Dave Singh, Dr. Ralph Green, Anja Krammer, Mark Lindsay, Leonard Sokolow, Dr. Matthew Thompson and R. Kirk Huntsman as a director for a one-year term, (ii) approved an amendment to the Company’s Amended and Restated 2019 Stock Option and Issuance Plan to increase the number of shares authorized to be awarded under the plan from an aggregate of 1,166,667 shares to an aggregate of 2,366,667 shares and (iii) ratified the appointment of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The following is a tabulation of the voting on the proposals presented at the Annual Meeting:

Proposal No. 1 – Election of Directors

Dr. Dave Singh, Dr. Ralph Green, Anja Krammer, Mark Lindsay, Leonard Sokolow, Dr. Matthew Thompson and R. Kirk Huntsman were each elected as a director to serve for a one-year term that expires at the 2022 annual meeting of stockholders or until a successor is elected and qualified or until her or his earlier death, incapacity, removal or resignation. The voting results were as follows:

Nominee	Shares Voted For	Shares Withheld	Broker Non-Vote
Dr. Dave Singh	10,151,343	1,593,542	4,698,684
Dr. Ralph Green	10,372,662	1,372,223	4,698,684
Anja Krammer	11,206,886	537,999	4,698,684
Mark Lindsay	10,372,663	1,372,222	4,698,684
Leonard Sokolow	11,207,585	537,300	4,698,684
Dr. Matthew Thompson	10,361,979	1,382,906	4,698,684
R. Kirk Huntsman	11,207,014	537,871	4,698,684

Proposal No. 2 – Amendment to Amended and Restated 2019 Stock Option and Issuance Plan

The amendment to the Company’s Amended and Restated 2019 Stock Option and Issuance Plan to increase the number of shares authorized to be awarded under the plan from an aggregate of 1,166,667 shares to an aggregate of 2,366,667 shares. The voting results were as follows:

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Vote
9,108,810	2,608,040	28,035	4,698,684

Proposal No. 3 – Ratification of the appointment of independent registered public accounting firm

Appointment by the Company’s audit committee of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified. The voting results were as follows:

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Vote
15,745,088	349,632	348,849	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVOS THERAPEUTICS, INC.

Dated: July 29, 2021	By:	/s/ R. Kirk Huntsman
	Name:	R. Kirk Huntsman
	Title:	Chief Executive Officer